January 20, 2015 HEYCO Acquisition Overview Exhibit 99.2 NYSE: MTDR

Disclosure Statements
– This presentation and statements made by representatives of Matador Resources Company (“Matador” or the “Company”)
during the course of this presentation include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact.  In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.
Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the following risks related to
Matador’s financial and operational performance: consummation of the acquisition discussed herein; the integration of Harvey E. Yates Company’s assets, employees and operations; general economic conditions; Matador’s ability to execute its business plan, including whether Matador’s drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; Matador’s ability to replace reserves and efficiently develop its current reserves; Matador’s costs of operations, delays and other difficulties related to producing oil, natural gas and natural gas liquids; Matador’s ability to make acquisitions on economically acceptable terms; availability of sufficient capital to execute Matador’s business plan, including from its future cash flows, increases in Matador’s borrowing base and otherwise; weather and environmental conditions; and other important factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s SEC filings, including the “Risk Factors”
section of Matador’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this presentation, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.  All forward-looking statements are qualified in their entirety by this cautionary statement.
– The Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves.  Potential resources are not proved, probable or possible reserves.  The SEC’s guidelines prohibit Matador from including such information in filings with the SEC.
– Proved oil and natural gas reserves are the estimated quantities of oil and natural gas that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.  Matador’s production and proved reserves are reported in two streams:  oil and natural gas, including both dry and liquids-rich natural gas.  Where Matador produces liquids-rich natural gas, the economic value of the natural gas liquids associated with the natural gas is included in the estimated wellhead natural gas price on those properties where the natural gas liquids are extracted and sold.  Estimated ultimate recovery (EUR) is a measure that by its nature is more speculative than estimates of proved reserves prepared in accordance with SEC definitions and guidelines and is accordingly less certain.
Safe Harbor Statement
Cautionary Note
Definitions

Transaction Summary

Matador is acquiring Harvey E. Yates Company (“HEYCO”), headquartered in Roswell, New Mexico, a subsidiary of
HEYCO Energy Group, Inc., including certain oil and natural gas producing properties and undeveloped acreage located in Lea and Eddy Counties, New Mexico
HEYCO is privately owned by members of the Yates family of Southeastern New Mexico, who have been active in the oil and natural gas business in the Delaware Basin since the 1920s
Consideration for the acquisition includes
$37.4 million in cash (including assumed debt obligations)
3,140,960 shares of Matador Common Stock
150,000 shares of newly created Series A Convertible Preferred Stock
(1)
Subject to customary purchase price adjustments, including adjusting for production, revenues and operating and capital expenditures from September 1, 2014 to closing
Upon closing of the transaction, Mr. George M. Yates, CEO of HEYCO Energy Group, Inc. is expected to join
Matador’s Board of Directors
Upon closing of the transaction, HEYCO Energy Group, Inc. will become one of the largest shareholders in
Matador Resources Company, owning approximately 6% of the equity in the combined entity
As part of the consideration for the acquisition, Matador will issue 150,000 shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”).  Each share of Series A Preferred Stock will automatically convert into ten shares of Matador
Common Stock, subject to customary anti-dilution adjustments, upon the vote and approval by Matador’s shareholders of an amendment to Matador’s Amended and Restated Certificate of Formation to increase the number of shares of authorized
Matador Common Stock.  Each share of Series A Preferred Stock is entitled to ten votes on each matter submitted to Matador’s shareholders for vote.  Beginning on the date that is six months following the first date of issuance of the Series A
Preferred Stock and until such time as the Series A Preferred Stock is converted to Common Stock, the holders will be entitled to a quarterly dividend of $1.80 per share. Neither the issuance of the Series A Preferred Stock nor the Common Stock
issued in connection with this acquisition will be registered under the Securities Act of 1933, as amended, and neither the Series A Preferred Stock nor such Common Stock may be offered or sold in the United States absent such registration or an applicable exemption from registration requirements.  As part of this transaction, Matador has agreed to enter into a registration rights agreement with HEYCO Energy Group, Inc. providing certain demand and piggyback registration rights, with demand registration rights exercisable after the first anniversary of the closing of the acquisition.
(1)

NW Shelf
Central Basin Platform
Eddy
Lea
Culberson
Reeves
Loving
Winkler

Delaware Basin Acquisition Attributes
Ward
Texas
New Mexico
Delaware
Basin
TWIN LAKES
RUSTLER BREAKS
RANGER
WOLF / LOVING AREA
Concho CTA State Com #4H: 1,063 BOE per day –
830 Bbl oil + 1.4 MMcf natural gas per day (first 30 days)
Concho CTA State Com #3H: 992 BOE per day –
830 Bbl oil + 1.0 MMcf natural gas per day (first 30 days)
Non-op wells in progress or pending
Matador Acreage
HEYCO Acreage
Potash Mine
Note: All acreage at January 20, 2015.  Some tracts not shown on map.
Based on an independent market analysis prepared by BMO Capital Markets in January 2015.
Small and mid-cap publicly traded energy companies defined as those companies with an enterprise value between $500 million and $3.5 billion. Companies below $100 million in market capitalization were excluded in determining the ratio of Delaware Basin acreage to market capitalization.
(1)
Matador expected to hold largest Delaware Basin acreage position among small and mid-cap publicly traded energy companies (1)
Matador expected to be the second largest operator in terms of the ratio of Delaware Basin acreage to enterprise value or market capitalization among all publicly traded energy companies (1)
Matador acquiring approximately 58,600 gross (18,200 net) acres located in the northern Delaware Basin in Lea and Eddy Counties, New Mexico from privately-held Harvey E. Yates Company (“HEYCO”)
Strategically links Matador’s existing Ranger and Rustler Breaks prospect areas
Prospective for multiple targets within the Bone Spring and Wolfcamp formations, as well as both shallower and deeper targets
Only a relatively small portion of the acreage has been developed using horizontal drilling and large stimulation treatments
Over 95% of acquired acreage consists of state and federal leases and essentially all acreage is held by production from existing wells and production units
Favorable net revenue interests, most above 80% to as high as 87.5%, enhance returns
Held-by-production status allows for flexible development
Increases Matador’s total Permian Basin acreage position to
approximately 151,300 gross (84,300 net) acres
Increased operational scale expected to improve unit-of-production costs and operating efficiencies

NW Shelf
Central Basin Platform
Eddy
Lea
New Mexico
Texas
Culberson
Reeves
Loving
Winkler

Delaware Basin Acquisition Attributes
(1) PDP reserves at September 1, 2014 based on an independent reserves analysis prepared by
Netherland, Sewell & Associates, Inc.
Ward
Delaware
Basin
TWIN LAKES
RUSTLER BREAKS
RANGER
WOLF / LOVING AREA
Matador Acreage
HEYCO Acreage
Potash Mine
Non-op wells in progress or pending
Concho CTA State Com #4H: 1,063 BOE per day –
830 Bbl oil + 1.4 MMcf natural gas per day (first 30 days)
Concho CTA State Com #3H: 992 BOE per day –
830 Bbl oil + 1.0 MMcf natural gas per day (first 30 days)
Average net daily production of approximately 530 barrels of oil equivalent (“BOE”) per day (approximately 70% oil) in Q4 2014
–
Net proved developed producing (“PDP”) reserves of 1.3 million BOE at September 1, 2014 (approximately 60% oil) (1)
– Excludes reserves contributions from the CTA State Com #3H and #4H
– No proved developed non-producing (“PDNP”) or proved undeveloped (“PUD”)
reserves have been assigned to these properties
Two most recent Second Bone Spring wells drilled on acquired acreage averaged 1,063 BOE per day (78% oil) and 992 BOE per day (84% oil),
respectively, during first 30 days of production
– HEYCO working interest of 14.3% (net revenue interest of 11.4%) in both wells
– Three additional non-operated wells in progress or pending on acquired acreage
– Potential to double or triple existing production on acquired properties at modest net capital expenditure of $5 to $8 million for total program
Average net daily production includes contributions from the CTA State Com
#3H and #4H
Matador and HEYCO have identified approximately 30 specific
workover and recompletion opportunities in existing vertical wellbores
Note: All acreage at January 20, 2015.  Some tracts not shown on map.

PERMIAN
Guadalupian
Delaware Sands
Bell Canyon
Cherry Canyon
Brushy Canyon
Leonardian
Bone Spring
Wolf-campian
Wolfcamp
PENNSYLVANIAN
Cisco
Canyon
Strawn
Atokan
Atoka
Mor-row-an
Morrow
MISSISSIP-IAN
Mississippian
? ? ?
Kinderhook
Woodford Shale
Oil Prone
Hydrocarbon Charge Throughout
Gas Prone

CONCHO
CIMAREX
DEVON
EOG
MEWBOURNE
NW Shelf
EDDY
LEA
Central Basin Platform

Significant Multi-Stacked Pay Potential in Proven Areas
Combined acreage position provides significant Delaware Basin footprint
Bone Spring and Wolfcamp targets prospective throughout the acquired acreage
Shallower Delaware Sands targets and deeper Pennsylvanian targets also prospective
Significant offset operator activity has de-risked portions of the acquired acreage position
Key Operators
Delaware
Basin
Source Rock
Matador Acreage
HEYCO Acreage
Wells shown include all Industry horizontal wells as of December 1, 2014.